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                                                                    EXHIBIT 99.9


                                POWER OF ATTORNEY

     The undersigned hereby authorizes Christopher K. Poole, Barry D. Emerson and Steven O. Todd and each of them, with full power of substitution, to execute in the name and on behalf of the undersigned any statement of beneficial ownership pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, including statements on Schedule 13D (collectively, the "Schedule 13D Reports") with respect to the undersigned's beneficial ownership of securities, including options, of Elite Information Group, Inc. (the "Company") and to file the same, with any exhibits thereto (including this Power of Attorney), and any amendments thereto as the person(s) so acting deems appropriate with the Securities and Exchange Commission, The Nasdaq Stock Market and the Company and to execute and deliver a joint filing agreement with other persons jointly filing any such Schedule 13D Reports.

     This 17th day of December, 1999.


                          PAR INVESTMENT PARTNERS, L.P.
                          By: PAR GROUP, L.P., its general partner
                          By: PAR CAPITAL MANAGEMENT, INC.,
                              its general partner


                          /s/ Arthur G. Epker III
                          ---------------------------------------
                          Arthur G. Epker III
                          Vice President


                          PAR GROUP, L.P.
                          By:  PAR CAPITAL MANAGEMENT, INC.
                          Its general partner


                          /s/ Arthur G. Epker III
                          ---------------------------------------
                          Arthur G. Epker III
                          Vice President


                          PAR CAPITAL MANAGEMENT, INC.


                          Arthur G. Epker III
                          ---------------------------------------
                          Arthur G. Epker, III
                          Vice President